WILDERMUTH FUND

Supplement dated May 30, 2025 to Prospectus dated July 29, 2022

IMPORTANT INFORMATION FOR SHAREHOLDERS AND FINANCIAL ADVISORS

I.	Delay in Preparation of the Fund’s Audited Financial Statements

The Wildermuth Fund (the “Fund”) is required to include audited financial statements in its annual report to shareholders for its fiscal year ended March 31, 2025. The audit of the Fund’s March 31, 2025 financial statements has not been completed as of today’s date and the Fund does not currently have a specific date by which it is certain that the audit will be completed. The Fund recently engaged BDO USA as its new independent registered public accounting firm, which has resulted in a delay in preparation of the Fund’s audited financial statements for the fiscal year end March 31, 2025. Management is working with the Fund's independent registered public accounting firm and other service providers to complete the audit as quickly as possible.

The Fund has been in contact with the staff of the U.S. Securities and Exchange Commission (“SEC”) and filed a request under Rule 8b-25 under the Investment Company Act of 1940, as amended, for additional time to complete the audit and make other related SEC filings. The Fund’s Application For Extension of Time can be found here: Form 40-8B25.

The Fund has taken the following measures, which are set forth in the Fund’s Rule 8b-25 filing:

1.	The Fund is in liquidation pursuant to a Plan of Liquidation (the “Plan”) adopted by the Fund’s Board of Trustees (the “Board”). Additionally, in June 2023, the Fund suspended sales of Fund shares and quarterly repurchase offers, each of which will continue to be suspended through the final distribution of the Fund’s assets pursuant to the Plan.

2.	The Fund will not make a distribution pursuant to the Plan until after its audited financial statements are available and filed with the SEC.

3.	The Fund will promptly post this supplement to its prospectus on the Fund’s website at www.wildermuthfund.com.

The Fund regrets the delay in finalizing the Fund’s annual report. Fund management is working to resolve the issues as soon as possible so that it may disseminate the Fund’s annual report to shareholders and make all required filings with the SEC.

II.	Other Fund Updates

The following changes occurred in the first quarter of 2025:

▪	Vigilant Compliance, LLC resigned from its engagement with the Fund, which resulted in the resignation of Bernadette Murphy, the Fund’s Chief Compliance Officer and Gerald Scarpati, the Fund’s Chief Financial Officer. Following a thorough search, the Board appointed Mitchell Mansfield, the Fund’s Principal Executive Officer and Interested Trustee, to serve as the Fund’s Principal Financial Officer. The Board also appointed Ann Marie Swanson, Director, Compliance Consulting at Kroll, LLC, an affiliate of the Fund’s investment adviser, as the Fund’s Chief Compliance Officer. Additional information regarding Ms. Swanson’s background is included below.

Name, Age, Address*	Position; Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held by Trustee During Last 5 Years
Ann Marie Swanson, 59	Chief Compliance Officer; Indefinite	Director, Kroll LLC, from March 2024 to present; Senior Principal Adviser ACA, from November 2023 to March 2024, Chief Compliance Officer, Congress Asset Management, from June 2021 through September 2023, Vice President, Commonwealth Financial Network February 2019 to June 2021	1	N/A

*	Ms. Swanson’s address with respect to the Fund is Strathvale house, 3rd Floor, PO BOX 30847, 90 North Church Street, George Town, Grand Cayman, KY1-1204 Cayman Islands.

▪	Candice Lightfoot, the Fund’s Secretary and Vice President, resigned as an officer to the Fund.

Please visit www.wildermuthfund.com or call (888) 445-6032 for more information.

PLEASE RETAIN A COPY OF THIS SUPPLEMENT FOR FUTURE REFERENCE